AMG Pantheon Credit Solutions Fund
Consolidated Schedule of Portfolio Investments (unaudited)
June 30, 2025
	Initial Acquisition Date	Par Value/Shares	Value	Percent of Net Assets
Private Equity Co-Investments – 1.7%
CF BYD Investors LP (Materials)(a),*	08/08/2024	(b)	$6,810,666	0.9%
Matobo Rock S.à r.l. (Industrials) (Sweden)(c),*	03/21/2025	(b)	6,331,381	0.8%
Total Private Equity Co-Investments			13,142,047	1.7%
Direct Private Debt Co-Investments – 7.1%
AIS Holdco, LLC (Financials) (3 month SOFR + 6.000%), 10.296%, May 21, 2029(a),(c),(d),*	05/21/2024	3,143,362	3,125,226	0.4%
DAZN Limited (Communication Services) (3 month SOFR + 7.050%), 11.222%, March 31, 2028(a),(c),(d),*	06/30/2025	17,857,000	17,857,000	2.3%
PurFoods, LLC (Consumer Staples) (3 month SOFR + 5.000%), 9.296%, August 12, 2027(a),(c),(d),*	08/14/2024	4,043,000	4,038,274	0.5%
Roman New Bidco Limited (Financials) (6 month SONIA + 5.920%), (United Kingdom) 10.377%, June 30, 2028(a),(c),(d),(e),*	05/13/2025	10,000,000	13,538,387	1.8%
Sequoia Financial Group, LLC (Debt) Tranche 2 (Financials) (3 month SOFR + 5.060%), 9.356%, November 29, 2027(a),(c),(d),*	03/28/2025	5,269,565	5,214,011	0.7%
Transcendia Holdings, Inc. (Materials) (1 month SOFR + 6.500%), 10.827%, November 24, 2029(a),(c),(d),*	05/24/2024	6,688,457	6,701,153	0.9%
WildBrain Ltd. (Communication Services) (3 month SOFR + 6.000%), 10.279%, July 23, 2029(a),(c),(d),*	07/23/2024	4,019,645	4,064,288	0.5%
WildBrain Ltd. - Revolving Credit Facility (Communication Services) (3 month SOFR + 6.000%), 10.279%, July 23, 2029(a),(c),(d),*	08/07/2024	87,229	88,130	0.0%#
Total Direct Private Debt Co-Investments			54,626,469	7.1%
Primary Private Investment Funds – 0.1%
Thoma Bravo Credit Fund III, L.P.(c),*	12/31/2024	(b)	1,103,094	0.1%
Secondary Private Investment Funds – 48.1%
Apollo European Principal Finance Fund IV (Dollar A), L.P.(c),*	10/01/2024	(b)	1,842,429	0.2%
Ares Private Credit Solutions, L.P.(c),(f),*	04/01/2025	(b)	2,336,355	0.3%
Atalaya A4 (Cayman) LP(c),(f),*	04/01/2025	(b)	4,817,005	0.6%
Atlantic Park Strategic Capital Fund II, L.P.(c),*	10/01/2024	(b)	2,042,434	0.3%
Audax Senior Loan Fund I, L.P.(c),*	06/28/2024	(b)	41,504,605	5.4%
BioPharma Credit Investments V (Master) LP(c),(f),*	12/31/2024	(b)	17,321,361	2.2%
Blue Owl Asset Income Fund Evergreen LP(c),(f),*	04/01/2025	(b)	1,155,586	0.1%
Blue Owl First Lien Fund LP(c),*	12/31/2024	(b)	79,716,122	10.3%
Crestline Specialty Lending III, L.P.(c),(f),*	03/31/2025	(b)	2,263,201	0.3%
Eagle Point Defensive Income Fund II US LP(c),*	10/01/2024	(b)	16,501,601	2.1%
Eagle Point Defensive Income Fund US LP(c),*	10/01/2024	(b)	7,726,520	1.0%
Everberg Capital Partners II, L.P.(f),(g),*	03/31/2025	(b)	2,997,802	0.4%
Falcon Strategic Partners IV (Cayman), LP(c),(f),*	06/30/2025	(b)	1,500,564	0.2%
Falcon Strategic Partners V (Cayman 2), LP(c),(f),*	06/30/2025	(b)	2,379,092	0.3%
Gallatin Point Capital Partners II LP(g),*	10/01/2024	(b)	9,119,703	1.2%
Guggenheim Investments Private Debt Fund IV-A, L.P. (c),*	05/30/2024	(b)	31,529,703	4.1%
Linden Structured Capital Fund[-A] LP(c),(f),*	03/31/2025	(b)	4,726,169	0.6%
MGG SF Evergreen Fund (Cayman) LP(c),*	12/31/2024	(b)	35,701,088	4.6%
MV Subordinated IV Feeder SCSP (c),(f),*	06/30/2025	(b)	4,111,345	0.5%
MV Subordinated V Feeder SCSp(c),(f),*	06/30/2025	(b)	6,668,564	0.9%
Park Square Capital Credit Opportunities III (USD), L.P.(c),*	12/31/2024	(b)	5,324,529	0.7%
Permira Credit Solutions II Master L.P. 1 (United Kingdom)(c),*	05/12/2025	(b)	3,955,399	0.5%
Permira Credit Solutions III Master Euro L.P. (United Kingdom)(c),*	03/31/2025	(b)	2,299,466	0.3%

AMG Pantheon Credit Solutions Fund
Consolidated Schedule of Portfolio Investments (continued)
	Initial Acquisition Date	Par Value/Shares	Value	Percent of Net Assets
Permira Credit Solutions IV Master Euro SCSp (United Kingdom)(c),*	03/31/2025	(b)	$15,247,237	2.0%
Permira Credit Solutions IV Senior GBP SCSp (United Kingdom)(c),*	04/01/2025	(b)	6,690,889	0.9%
Permira Credit Solutions V Senior GBP SCSp (United Kingdom)(c),*	04/01/2025	(b)	5,617,174	0.7%
Providence Debt Fund III (Non-US) L.P.(c),(f),*	06/30/2025	(b)	669,854	0.1%
Raven Evergreen Credit Fund II LP(c),(f),*	03/31/2025	(b)	7,097,049	0.9%
Silver Point Specialty Credit Fund II, L.P.(c),(f),*	03/31/2025	(b)	4,649,525	0.6%
Tree Line Direct Lending II, LP(c),*	07/02/2024	(b)	33,385,576	4.3%
VPC Asset Backed Opportunistic Credit Fund (Levered), L.P.(c),(f),*	04/01/2025	(b)	11,883,665	1.5%
Warburg Pincus Capital Solutions Founders Fund (Cayman), L.P.(c),*	10/01/2024	(b)	235,480	0.0%#
Total Secondary Private Investment Funds			373,017,092	48.1%
Business Development Companies – 9.3%
Blue Owl Technology Finance Corp.(c),(f),(h)	04/24/2025	216,573	3,302,845	0.4%
Silver Point Specialty Lending Fund(c),*	05/12/2025	1,600,000	41,099,154	5.3%
Stone Point Credit Corporation(c),*	10/01/2024	1,319,770	27,347,885	3.6%
Total Business Development Companies			71,749,884	9.3%

Short-Term Investments – 42.6%
Other Investment Companies – 42.6%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.29%(i),(j)		330,316,202	330,316,202	42.6%
Total Investments - 108.9% (Cost $808,434,033)			843,954,788	108.9%
Other Assets, less Liabilities - (8.9%)(k)			(69,094,403)	(8.9)%
Net Assets - 100.0%			$774,860,385	100.0%

(a)	Security's value was determined by using significant unobservable inputs.
(b)	Investment does not issue shares.
(c)	Investment is held by AMG Pantheon Credit Solutions Lead Fund, LLC, a wholly-owned subsidiary of AMG Pantheon Credit Solutions Fund (the “Fund”).
(d)	Variable rate security. The rate shown is based on the latest available information as of June 30, 2025.
(e)	Par value amount stated in Great British Pounds (GBP).
(f)	All or part of the security is a delayed delivery transaction. The market value for delayed delivery investments at June 30, 2025, amounted to $72,108,710 or 9.3% of net assets.
(g)	Investment is held by AMG Pantheon Credit Solutions Subsidiary Fund, LLC (the “Corporate Subsidiary”), a wholly-owned subsidiary of the Fund.
(h)	On June 12, 2025, Blue Owl Technology Finance Corp. ("OTF") registered as a publicly traded BDC under the Exchange Act of 1934 and listed its shares on the New York Stock Exchange. The Fund received 10,829 unrestricted shares and 205,744 restricted shares of OTF. 68,581 of the restricted shares will convert to unrestricted shares on each of the following dates: 12/9/25, 3/9/26, and 6/12/26. As of June 30, 2025, the cost and market value of the unrestricted shares was $156,391 and $165,148, respectively, and the cost and market value of the restricted shares was $2,971,331 and $3,137,697, respectively. The unrestricted and restricted shares represent less than 0.05% and 0.4% of net assets, respectively.
(i)	Yield shown represents the June 30, 2025, seven day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.
(j)	A copy of the security's annual report to shareholders may be obtained without charge on the SEC's website (http://www.sec.gov).
(k)	The payable for investments purchased with an original settlement period of over one year are reflected at net present value.
#	Less than 0.05%.
*	Investment is issued in a private placement offering and is restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Initial Acquisition Date as shown in the Consolidated Schedule of Portfolio Investments. As of June 30, 2025, the aggregate cost of each investment restricted to resale was $6,019,918, $5,673,461, $3,102,598, $17,868,359, $4,037,123, $13,068,155, $5,126,691, $6,583,525, $3,954,712, $87,229, $1,011,006, $1,629,304, $1,783,369, $4,006,468, $1,868,471, $40,072,782, $14,912,561, $962,316, $88,836,792, $1,851,953, $14,155,890, $6,751,719, $2,481,949, $1,624,313, $2,463,893, $7,091,302, $26,495,670, $3,838,266, $31,122,879, $3,604,626, $6,000,182, $5,134,650, $2,767,065, $1,184,385, $12,255,964, $5,501,746, $4,981,087, $567,158, $6,195,982, $3,599,288, $30,613,463, $9,877,900, $139,939, $40,057,900 and $24,076,896, respectively, totaling $475,040,905.

AMG Pantheon Credit Solutions Fund
Consolidated Schedule of Portfolio Investments (continued)
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average

Cost of Investments by asset type is as follows:
Private Equity Co-Investments	$11,693,379
Direct Private Debt Co-Investments	53,828,391
Primary Private Investment Funds	1,011,006
Secondary Private Investment Funds	344,373,333
Business Development Companies	67,211,722
Short-Term Investments	330,316,202
Total Investments	$808,434,033
The following table summarizes the inputs used to value the Fund's investments by the fair value hierarchy levels as of June 30, 2025:
	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investments
Private Equity Co-Investments	—	—	$6,810,666	$6,331,381	$13,142,047
Direct Private Debt Co-Investments	—	—	54,626,469	—	54,626,469
Primary Private Investment Funds	—	—	—	1,103,094	1,103,094
Secondary Private Investment Funds	—	—	—	373,017,092	373,017,092
Business Development Companies	$3,302,845	—	—	68,447,039	71,749,884
Short-Term Investments	330,316,202	—	—	—	330,316,202
Total Investments	$333,619,047	—	$61,437,135	$448,898,606	$843,954,788

AMG Pantheon Credit Solutions Fund
Consolidated Schedule of Portfolio Investments (continued)
The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at June 30, 2025:
	Private Equity Co-Investments	Direct Private Debt Co-Investments
Balance as of March 31, 2025	$6,522,000	$23,279,537
Purchases	—	30,994,400
Sales & Distributions	—	(24,341)
Accrued discounts (premiums)	—	33,249
Realized Gain (Losses)	—	—
Net change in unrealized appreciation/depreciation	288,666	343,624
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—
Balance as of June 30, 2025	$6,810,666	$54,626,469

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2025	$288,666	$343,624
The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of June 30, 2025. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:
	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of June 30, 2025	Valuation Technique(s)	Unobservable Input(s)	Range	Average	Impact to Valuation from an Increase in Input(a)
Private Equity Co-Investments	$6,810,666	Discounted Cash Flow	Discount Rate	18.87%	N/A	Decrease
Direct Private Debt Co-Investments	54,626,469	Discounted Cash Flow	Discount Rate	8.28% - 11.06%	10.26%	Decrease
	$61,437,135

(a)  Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.
For additional information about significant accounting policies, including valuation of investments, refer to the Fund’s most recent semi or annual report.

Notes to Consolidated Schedule of Investments (unaudited)
June 30, 2025
1.  VALUATION OF INVESTMENTS
The Fund’s portfolio investments are valued based on an evaluation of fair value, pursuant to procedures established by Pantheon Ventures (US) LP (“Pantheon” or the “Investment Manager”) and under the general supervision of the Fund's Board of Trustees (the "Board").
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board designated the Investment Manager as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.
Investments in open-end registered investment companies are valued at their end of day NAV per share.
Debt instruments such as fixed income securities, are valued based on the mid- or last- trade price. Other debt instruments including but not limited to government bonds and structured products are valued at the mid-price. The prices of debt instruments may be obtained from a third-party pricing service, broker or dealer. Pantheon uses third-party valuation providers to perform quarterly independent valuations of the direct debt investments and co-investments. Valuations received from the independent valuation providers are reviewed to ensure the valuations are in accordance with all relevant valuation and accounting standards. The quarterly valuations will be used as the basis for daily valuations, with adjustments made as necessary.
The valuation of underlying private capital funds held by the Fund will generally be based on the estimated valuations provided by the general partners or managers of underlying funds or a third-party valuation provider on a quarterly basis (which estimates valuations typically reflect the fair value of the Fund’s capital account balance of each underlying fund, including unrealized gains and losses, as reported in the financial statements of the respective underlying fund). Following receipt of the underlying funds’ audited annual financial statements, Pantheon will then consider the actual audited valuations provided by the general partners or managers of underlying funds in determining Pantheon’s future estimated valuations of the underlying funds. The general partner valuations will be used as the basis for daily valuations, with adjustments made as necessary through a third-party valuation provider. The underlying debt and equity securities are typically private, meaning there is no active market or observable prices. Investments are initially recognized at purchase price, except where conditions exist to suggest this is not indicative of fair value, in which case the Investment Manager will propose an adjustment to the purchase price using appropriate valuation techniques in accordance with the International Private Equity and Venture Capital Valuation (“IPEV”) Guidelines.
The estimated valuations of the underlying funds provided by fund managers may be adjusted by the Investment Manager, provided there is material evidence and there is sufficient supporting documentation that fair value can be reliably estimated.
The values assigned to investments that are fair valued are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with monthly and quarterly reports summarizing fair value activity, material fair value matters that occurred during the month or quarter, as applicable, and outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.
Accounting principles generally accepted in the United States of America (“U.S. GAAP”) defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.
The three-tier hierarchy of inputs is summarized below:
Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, broker quoted securities, fair valued securities with observable inputs)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)
Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

Notes to Consolidated Schedule of Investments (continued)
2.  PRIVATE INVESTMENTS
Private credit investments are typically made in non-public companies through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives. During the period ended June 30, 2025, the Fund invested in private credit investment funds (“Investment Funds”) and private loans with issuers through co-investment transactions.
Investors in Investment Funds usually commit to provide up to a certain amount of capital, which may be called when requested by the Investment Fund’s manager or general partner. The amount of capital that has not been called by the general partner—referred to as the unfunded commitment—may obligate the Fund to supply additional capital to the general partner on demand, representing a potential financial obligation by the Fund in the future. Once called, the general partner may make private credit investments on behalf of the Investment Fund.
The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of June 30, 2025:

Investment Category	Fair Value	Unfunded Commitments*	Remaining Life**	Redemption frequency	Notice (In Days)	Redemption Restrictions
Private Debt(a)	$448,898,606	$106,967,792	1-11 years	N/A	N/A	N/A
(a)	Funds that invest in senior secured lending, mezzanine financing, as well as more opportunistic debt strategies such as distressed for control.
*	As of the period ended June 30, 2025, the unfunded commitment amounts include unfunded commitments for one Primary Private Investment Fund of $815,218. The effective date of the first capital call is still to be determined.
**	Evergreen Fund Investments and Business Development Companies do not have fixed contractual lives. Years shown above are reflective of the remaining lives of Primary Private Investment Funds and Secondary Private Investment Funds that have fixed contractual lives.
Private loans purchased directly by the Fund may be structured to include both term loans—which may be fully funded at the time of investment or at a later date (i.e., delayed draw term loans)—and revolving credit facilities, which provide borrowers with ongoing access to capital, allowing multiple borrowings and repayments within the committed limit over the term of the facility.  Revolving credit facilities and delayed draw term loans may obligate the Fund to supply additional capital to the borrower on demand, representing a potential financial obligation by the Fund in the future.
As of June 30, 2025, the Fund’s unfunded commitments from revolving credit facilities and delayed draw term loans consisted of the following:

Portfolio Company Name	Investment Type	Commitment Type	Unfunded Commitments
AIS Holdco, LLC	First Lien Senior Secured	Revolving Credit Facility	$202,156
WildBrain, Ltd.	First Lien Senior Secured	Revolving Credit Facility	348,916
Sequoia Financial Group, LLC	First Lien Senior Secured	Revolving Credit Facility	1,304,348
Roman New Bidco Limited	First Lien Senior Secured	Delayed Draw Term Loan	6,863,248
			$8,718,668